EXHIBIT 99.1

JOINT ACQUISITION STATEMENT

PURSUANT TO RULE 13D-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

The Doraline Trust

Signature:	/s/ Karen Coquelin

Name/Title:	Karen Coquelin, Authorised Signatory of Suntera Trustees (Guernsey) Limited, as Trustee of The Doraline Trust

Date:	05/08/2026

Signature:	/s/ Neal Pickford

Name/Title:	Neal Pickford, Authorised Signatory of Suntera Trustees (Guernsey) Limited, as Trustee of The Doraline Trust

Date:	05/08/2026

The Floreal Trust

Signature:	/s/ Karen Coquelin

Name/Title:	Karen Coquelin, Authorised Signatory of Suntera Trustees (Guernsey) Limited, as Trustee of The Floreal Trust

Date:	05/08/2026

Signature:	/s/ Neal Pickford

Name/Title:	Neal Pickford, Authorised Signatory of Suntera Trustees (Guernsey) Limited, as Trustee of The Floreal Trust

Date:	05/08/2026

The Arole Trust

Signature:	/s/ Karen Coquelin

Name/Title:	Karen Coquelin, Authorised Signatory of Suntera Trustees (Guernsey) Limited, as Trustee of The Arole Trust

Date:	05/08/2026

Signature:	/s/ Neal Pickford

Name/Title:	Neal Pickford, Authorised Signatory of Suntera Trustees (Guernsey) Limited, as Trustee of The Arole Trust

Date:	05/08/2026

The Orizons Trust

Signature:	/s/ Karen Coquelin

Name/Title:	Karen Coquelin, Authorised Signatory of Suntera Trustees (Guernsey) Limited, as Trustee of The Orizons Trust

Date:	05/08/2026

Signature:	/s/ Neal Pickford

Name/Title:	Neal Pickford, Authorised Signatory of Suntera Trustees (Guernsey) Limited, as Trustee of The Orizons Trust

Date:	05/08/2026

Lorito Doraline (Guernsey) Limited

Signature:	/s/ Karen Coquelin

Name/Title:	Karen Coquelin, Authorised Signatory of CT Directors Limited, Sole Director

Date:	05/08/2026

Signature:	/s/ Neal Pickford

Name/Title:	Neal Pickford, Authorised Signatory of CT Directors Limited, Sole Director

Date:	05/08/2026

Lorito Floreal (Guernsey) Limited

Signature:	/s/ Karen Coquelin

Name/Title:	Karen Coquelin, Authorised Signatory of CT Directors Limited, Sole Director

Date:	05/08/2026

Signature:	/s/ Neal Pickford

Name/Title:	Neal Pickford, Authorised Signatory of CT Directors Limited, Sole Director

Date:	05/08/2026

Zebra Holdings and Investments (Guernsey) Limited

Signature:	/s/ Karen Coquelin

Name/Title:	Karen Coquelin, Authorised Signatory of CT Directors Limited, Sole Director

Date:	05/08/2026

Signature:	/s/ Neal Pickford

Name/Title:	Neal Pickford, Authorised Signatory of CT Directors Limited, Sole Director

Date:	05/08/2026

Lorito Orizons (Guernsey) Limited

Signature:	/s/ Karen Coquelin

Name/Title:	Karen Coquelin, Authorised Signatory of CT Directors Limited, Sole Director

Date:	05/08/2026

Signature:	/s/ Neal Pickford

Name/Title:	Neal Pickford, Authorised Signatory of CT Directors Limited, Sole Director

Date:	05/08/2026

Lorito Doraline S.à.r.l.

Signature:	/s/ Melissa Rigaux

Name/Title:	Melissa Rigaux / Manager

Date:	05/08/2026

Signature:	/s/ Jerome Chabannet

Name/Title:	Jerome Chabannet / Manager

Date:	05/08/2026

Lorito Floreal S.à.r.l.

Signature:	/s/ Melissa Rigaux

Name/Title:	Melissa Rigaux / Manager

Date:	05/08/2026

Signature:	/s/ Jerome Chabannet

Name/Title:	Jerome Chabannet / Manager

Date:	05/08/2026

Lorito Arole S.à.r.l.

Signature:	/s/ Melissa Rigaux

Name/Title:	Melissa Rigaux / Manager

Date:	05/08/2026

Signature:	/s/ Jerome Chabannet

Name/Title:	Jerome Chabannet / Manager

Date:	05/08/2026

Lorito Orizons S.à.r.l.

Signature:	/s/ Melissa Rigaux

Name/Title:	Melissa Rigaux / Manager

Date:	05/08/2026

Signature:	/s/ Jerome Chabannet

Name/Title:	Jerome Chabannet / Manager

Date:	05/08/2026

Ramako S.à.r.l.

Signature:	/s/ Melissa Rigaux

Name/Title:	Melissa Rigaux / Manager

Date:	05/08/2026

Signature:	/s/ Jerome Chabannet

Name/Title:	Jerome Chabannet / Manager

Date:	05/08/2026

Nemesia Holding ScSp

By:	Ramako S.à.r.l., managing general partner

Signature:	/s/ Melissa Rigaux

Name/Title:	Melissa Rigaux / Manager

Date:	05/08/2026

Signature:	/s/ Jerome Chabannet

Name/Title:	Jerome Chabannet / Manager

Date:	05/08/2026

Nemesia S.à.r.l.

Signature:	/s/ Melissa Rigaux

Name/Title:	Melissa Rigaux / Manager

Date:	05/08/2026

Signature:	/s/ Jerome Chabannet

Name/Title:	Jerome Chabannet / Manager

Date:	05/08/2026